UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21199 and 811-21298

Name of Fund: BBIF Treasury Fund and Master Treasury LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Treasury Fund and

Master Treasury LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item  1 – Report to Stockholders

MARCH 31, 2017

ANNUAL REPORT

BBIF Treasury Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance, while U.S. Treasuries and other higher-quality assets generated negative returns. Markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. The more rate-sensitive high-quality assets, however, struggled as rising energy prices, modest wage increases and steady U.S. job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy. The primary tension surfacing in markets in 2017 has been between reflationary expectations and the realities of fiscal and monetary policy. Markets have been turning their attention to the Fed’s outlook for additional interest rate hikes, while assessing the probability of Congress passing meaningful fiscal stimulus amid political division and a limited budget.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed leaning toward higher interest rates and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted long-term investment returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases the risk and return potential of active investing. Fixed income investors are also facing challenges as bond markets recalibrate for higher inflation expectations after eight years of deflationary concerns. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.12%	17.17%
U.S. small cap equities (Russell 2000® Index)	11.52	26.22
International equities (MSCI Europe, Australasia, Far East Index)	6.48	11.67
Emerging market equities (MSCI Emerging Markets Index)	6.80	17.21
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.19	0.36
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(6.08)	(3.97)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.18)	0.44
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.93)	0.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.50	16.39
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BBIF TREASURY FUND	MARCH 31, 2017	3

Money Market Overview

For the 12-Month Period Ended March 31, 2017

Following broader financial market turmoil in early 2016, and at the start of the reporting period, the Federal Open Market Committee (the “FOMC”) was clear in its expectation that the removal of monetary accommodation throughout the year would likely be gradual and dependent on incoming economic data. In late June, the United Kingdom voted to leave the European Union. This led markets to factor in expectations that the FOMC would not resume its course of raising interest rates before 2018 (per Fed Fund Futures and Overnight Index Swap rates) and further reflected that the Bank of England and European Central Bank would turn more accommodative. Major credit rating agencies generally viewed the result of the action unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

October 14, 2016 represented the final compliance date for money market reform, marking the completion of an effort that began over two years ago. The movement of assets to government money market funds from prime was substantial at approximately $1 trillion since these reforms were announced. This dramatic shift in assets caused a significant reduction in U.S. dollar funding for issuers in the short-term wholesale funding market. As a result of a decrease in demand for short-term prime assets by prime money market funds, the three-month London Inter-Bank Offered Rate (“LIBOR”) and one-month LIBOR curves steepened significantly. At the same time, fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of U.S. treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program. The pace of outflows from prime funds and inflows to government funds both slowed as October progressed, and LIBOR settings for the most part moved marginally higher as the odds of a rate hike prior to the end of the year increased.

After leaving interest rates unchanged for the majority of the year, at the December 14, 2016 FOMC meeting, the FOMC announced a 0.25% increase in the Federal Funds target rate range to 0.50% to 0.75%. The decision to tighten policy was unanimous, widely expected and representative of the Fed’s conviction that growth remains on an upward trajectory. Early in the first quarter of 2017, the FOMC generally indicated an openness to continue with the gradual reduction of monetary accommodation and indeed, after clearly telegraphing their intentions in the weeks leading up to the March 15, 2017 meeting, delivered a 0.25% increase in the Federal Funds target rate range to 0.75% – 1.00%, citing the strength of the U.S. labor market and continued progress toward the inflation target of 2.00%. The accompanying statement did not reveal future plans to reduce the size of their portfolio, or balance sheet, but did divulge the most recent median interest rate forecast, which reflected expectations for two additional 0.25% rate hikes to occur in 2017 and three hikes in 2018.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF TREASURY FUND	MARCH 31, 2017

Fund Information as of March 31, 2017

Investment Objective

BBIF Treasury Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and current income.

Current Seven-Day Yields

	7-Day SEC Yields	7-Day Yields
Class 1	0.00%	0.00%
Class 2	0.00%	0.00%
Class 3	0.11%	0.11%
Class 4	0.11%	0.11%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2016 and held through March 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.10	$2.39	$1,000.00	$1,022.54	$2.42	0.48%
Class 2	$1,000.00	$1,000.10	$2.39	$1,000.00	$1,022.54	$2.42	0.48%
Class 3	$1,000.00	$1,000.10	$2.34	$1,000.00	$1,022.59	$2.37	0.47%
Class 4	$1,000.00	$1,000.10	$2.34	$1,000.00	$1,022.59	$2.37	0.47%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BBIF TREASURY FUND	MARCH 31, 2017	5

Statement of Assets and Liabilities	BBIF Treasury Fund

March 31, 2017

Assets
Investments at value — Master Treasury LLC (the “Master LLC”) (cost — $798,679,106)	$798,679,106
Capital shares sold receivable	1,350,466
Prepaid expenses	215,822

Total assets	800,245,394

Liabilities
Payables:
Contributions to the Master LLC	1,350,466
Administration fees	180,745
Service and distribution fees	18,304
Officer’s fees	365
Other accrued expenses	43,698

Total liabilities	1,593,578

Net Assets	$798,651,816

Net Assets Consist of
Paid-in capital	$798,641,963
Accumulated net realized gain allocated from the Master LLC	9,853

Net Assets	$798,651,816

Net Assets Value
Class 1 — Based on net assets of $15,367,467 and 15,367,276 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 2 — Based on net assets of $54,209,189 and 54,208,524 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 3 — Based on net assets of $196,534,963 and 196,532,533 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 4 — Based on net assets of $532,540,197 and 532,533,631 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

See Notes to Financial Statements.

6	BBIF TREASURY FUND	MARCH 31, 2017

Statement of Operations	BBIF Treasury Fund

Year Ended March 31, 2017

Investment Income
Net investment income allocated from the Master LLC:
Interest — unaffiliated	$3,823,276
Expenses	(1,729,948)
Fees waived	62

Total investment income	2,093,390

Fund Expenses
Service and distribution — class specific	3,770,187
Administration	2,397,066
Registration	253,182
Professional	30,333
Printing	21,474
Transfer agent — class specific	20,311
Officer	237
Miscellaneous	16,026

Total expenses	6,508,816
Less:
Fees waived by the Administrator	(852,042)
Service and distribution fees waived — class specific	(3,589,539)
Transfer agent fees reimbursed — class specific	(14,697)

Total expenses after fees waived and/or reimbursed	2,052,538

Net investment income	40,852

Realized Gain Allocated from the Master LLC
Net realized gain from investments	58,828

Net Increase in Net Assets Resulting from Operations	$99,680

See Notes to Financial Statements.

BBIF TREASURY FUND	MARCH 31, 2017	7

Statements of Changes in Net Assets	BBIF Treasury Fund

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$40,852	$393
Net realized gain	58,828	57,249

Net increase in net assets resulting from operations	99,680	57,642

Distributions to Shareholders[1]
From net investment income:
Class 1	(80)	(11)
Class 2	(311)	(20)
Class 3	(10,281)	(87)
Class 4	(30,180)	(275)
From net realized gain:
Class 1	(925)	(640)
Class 2	(3,573)	(2,567)
Class 3	(15,661)	(11,614)
Class 4	(52,739)	(32,982)

Decrease in net assets resulting from distributions to shareholders	(113,750)	(48,196)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(171,012,119)	188,582,135

Net Assets
Total increase (decrease) in net assets	(171,026,189)	188,591,581
Beginning of year	969,678,005	781,086,424

End of year	$798,651,816	$969,678,005

[1]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

8	BBIF TREASURY FUND	MARCH 31, 2017

Financial Highlights	BBIF Treasury Fund

	Class 1
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0001	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0001	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0001)	(0.0001)	(0.0000)[3]	(0.0001)	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0001)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.01%	0.00%

Ratios to Average Net Assets[5]
Total expenses[6]	1.49%	1.36%	1.31%	1.32%	1.38%

Total expenses after fees waived and/or reimbursed and/or paid indirectly[6]	0.40%	0.16%	0.04%	0.06%	0.10%

Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$15,367	$36,870	$18,108	$24,806	$48,714

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]

Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.00%, 0.12%, 0.17%, 0.14% and 0.11%, for the years ended March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014 and March 31, 2013, respectively.

See Notes to Financial Statements.

BBIF TREASURY FUND	MARCH 31, 2017	9

Financial Highlights (continued)	BBIF Treasury Fund

	Class 2
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0001	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0001	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0001)	(0.0001)	(0.0000)[3]	(0.0001)	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0001)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.01%	0.00%

Ratios to Average Net Assets[5]
Total expenses[6]	1.14%	1.03%	0.98%	0.99%	1.03%

Total expenses after fees waived and/or reimbursed and/or paid indirectly[6]	0.40%	0.12%	0.04%	0.06%	0.10%

Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$54,209	$44,985	$60,658	$47,660	$54,826

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]

Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.00%, 0.12%, 0.17%, 0.14% and 0.11%, for the years ended March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014 and March 31, 2013, respectively.

See Notes to Financial Statements.

10	BBIF TREASURY FUND	MARCH 31, 2017

Financial Highlights (continued)	BBIF Treasury Fund

	Class 3
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0001	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0001	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0001)	(0.0001)	(0.0000)[3]	(0.0001)	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0001)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.01%	0.00%

Ratios to Average Net Assets[5]
Total expenses[6]	0.84%	0.74%	0.67%	0.68%	0.73%

Total expenses after fees waived and/or reimbursed and/or paid indirectly[6]	0.40%	0.11%	0.04%	0.06%	0.10%

Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$196,535	$168,990	$225,280	$277,444	$243,886

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]

Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.00%, 0.12%, 0.17%, 0.14% and 0.11%, for the years ended March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014 and March 31, 2013, respectively.

See Notes to Financial Statements.

BBIF TREASURY FUND	MARCH 31, 2017	11

Financial Highlights (concluded)	BBIF Treasury Fund

	Class 4
	Year Ended March 31,
	2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0001	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0001	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	(0.0001)	(0.0001)	(0.0000)[3]	(0.0001)	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0001)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.01%	0.00%

Ratios to Average Net Assets[5]
Total expenses[6]	0.83%	0.73%	0.67%	0.68%	0.72%

Total expenses after fees waived and/or reimbursed and/or paid indirectly[6]	0.39%	0.13%	0.04%	0.06%	0.10%

Net investment income[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$532,540	$718,832	$477,040	$376,274	$559,807

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]

Includes the Fund’s share of the Master LLC’s allocated fees waived of 0.00%, 0.12%, 0.17%, 0.14% and 0.11%, for the years ended March 31, 2017, March 31, 2016, March 31, 2015, March 31, 2014 and March 31, 2013, respectively.

See Notes to Financial Statements.

12	BBIF TREASURY FUND	MARCH 31, 2017

Notes to Financial Statements	BBIF Treasury Fund

1. Organization:

BBIF Treasury Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Treasury LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2017, the percentage of the Master LLC owned by the Fund was 38.8%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each class bears certain expenses related to shareholder servicing and distribution of such shares and additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

BBIF TREASURY FUND	MARCH 31, 2017	13

Notes to Financial Statements (continued)	BBIF Treasury Fund

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class 1	Class 2	Class 3	Class 4
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	0.750%	0.425%	0.125%	0.125%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the Class 1, Class 2, Class 3 and Class 4 Shareholders.

For the year ended March 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$133,762	$316,856	$739,504	$2,580,065	$3,770,187

Transfer Agent: For the year ended March 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$4,622	$2,961	$4,522	$8,206	$20,311

Expense Waivers and Reimbursements: The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.35% higher than those of BIF Treasury Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Treasury Fund, without giving effect to any voluntary fee waivers. The fee waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in service and distribution fees waived — class specific in the Statement of Operations.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Administrator, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Administrator and BRIL may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2017, the amounts included in service and distribution fees waived — class specific were as follows:

Class 1	Class 2	Class 3	Class 4	Total
$131,515	$306,040	$699,357	$2,452,627	$3,589,539

For the year ended March 31, 2017, the amounts included in transfer agent fees reimbursed — class specific were as follows:

Class 1	Class 2	Class 3	Class 4	Total
$3,475	$2,191	$3,249	$5,782	$14,697

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2017, the Fund did not participate in the Interfund Lending Program.

14	BBIF TREASURY FUND	MARCH 31, 2017

Notes to Financial Statements (continued)	BBIF Treasury Fund

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	3/31/17	3/31/16
Ordinary income	$108,133	$46,679
Long-term capital gains	5,617	1,517

Total	$113,750	$48,196

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$7,717
Undistributed long-term capital gains	2,136

Total	$9,853

As of period end, there were no significant differences between the book and tax components of net assets.

6. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2017	Year Ended March 31, 2016
Class 1
Shares sold	176,320,334	492,453,172
Shares issued in reinvestment of distributions	1,000	645
Shares redeemed	(197,823,440)	(473,692,578)

Net increase (decrease)	(21,502,106)	18,761,239

Class 2
Shares sold	374,422,821	391,172,870
Shares issued in reinvestment of distributions	3,863	2,567
Shares redeemed	(365,202,416)	(406,848,104)

Net increase (decrease)	9,224,268	(15,672,667)

Class 3
Shares sold	1,026,777,696	879,013,956
Shares issued in reinvestment of distributions	25,886	11,644
Shares redeemed	(999,257,192)	(935,315,406)

Net increase (decrease)	27,546,390	(56,289,806)

BBIF TREASURY FUND	MARCH 31, 2017	15

Notes to Financial Statements (concluded)	BBIF Treasury Fund

	Year Ended March 31, 2017	Year Ended March 31, 2016
Class 4
Shares sold	4,940,868,254	4,340,549,734
Shares issued in reinvestment of distributions	82,820	33,166
Shares redeemed	(5,127,231,745)	(4,098,799,531)

Net increase (decrease)	(186,280,671)	241,783,369

Total Net Increase (Decrease)	(171,012,119)	188,582,135

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BBIF TREASURY FUND	MARCH 31, 2017

Report of Independent Registered Public Accounting Firm	BBIF Treasury Fund

To the Shareholders and Boards of Trustees of BBIF Treasury Fund:

We have audited the accompanying statement of assets and liabilities of BBIF Treasury Fund (the “Fund”) as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BBIF Treasury Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 23, 2017

Important Tax Information (Unaudited)

During the fiscal year ended March 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

Federal Obligation Interest[1]	37.79%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	100.00%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, BBIF Treasury Fund distributed long-term capital gains of $0.000005964 per share to shareholders of record on December 2, 2016.

BBIF TREASURY FUND	MARCH 31, 2017	17

Master LLC Portfolio Information	Master Treasury LLC

As of March 31, 2017

Portfolio Composition	Percent of Net Assets
U.S. Treasury Obligations	100%

Total	100%

18	BBIF TREASURY FUND	MARCH 31, 2017

Schedule of Investments March 31, 2017	Master Treasury LLC (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Bills (a):
0.67%, 4/13/17	$107,000	$106,974,498
0.66%, 4/20/17	307,000	306,889,612
0.61%, 4/27/17	490,365	490,144,639
0.52%, 5/04/17	238,000	237,884,239
0.50%, 5/11/17	32,825	32,806,522
0.52%, 6/01/17	41,151	41,114,313
0.76%, 6/08/17	134,951	134,758,601
0.79%, 6/15/17	16,049	16,022,273
0.77%, 6/22/17	124,500	124,281,848
0.63%, 8/10/17	30,000	29,931,800
0.68%, 8/24/17	10,000	9,972,828
0.85%, 9/07/17	53,000	52,803,311
0.93%, 9/14/17	36,000	35,848,030
0.92%, 9/28/17	60,000	59,726,992

U.S. Treasury Obligations	Par (000)	Value
U.S. Treasury Notes:
0.86%, 4/30/17 (b)	$18,995	$18,993,764
4.50%, 5/15/17	11,055	11,107,572
0.86%, 7/31/17 (b)	65,000	64,994,828
0.88% - 4.75%, 8/15/17	4,530	4,590,032
0.95%, 10/31/17 (b)	47,527	47,518,065
4.25%, 11/15/17	21,995	22,457,361
1.05%, 1/31/18 (b)	50,445	50,447,807
0.75%, 2/28/18	9,290	9,259,457
2.88%, 3/31/18	20,000	20,352,538
0.97%, 4/30/18 (b)	42,375	42,376,869
0.96%, 7/31/18 (b)	15,000	15,000,000
0.95%, 10/31/18 (b)	35,075	35,073,322
0.92%, 1/31/19 (b)	35,000	35,000,000
Total Investments (Cost — $2,056,331,121*) — 99.9%		2,056,331,121
Other Assets Less Liabilities — 0.1%		2,067,921

Net Assets — 100.0%		$2,058,399,042

Notes to Schedule of Investments

*	Cost for U.S. federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	—	$2,056,331,121	—	$2,056,331,121

During the year ended March 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BBIF TREASURY FUND	MARCH 31, 2017	19

Statement of Assets and Liabilities	Master Treasury LLC

March 31, 2017

Assets
Investments at value — unaffiliated (cost — $2,056,331,121)	$2,056,331,121
Cash	293,919
Receivables:
Contributions from investors	1,350,466
Interest — unaffiliated	965,396
Prepaid expenses	5,453

Total assets	2,058,946,355

Liabilities
Payables:
Investment advisory fees	301,929
Directors’ fees	16,242
Other affiliates	12,453
Other accrued expenses	216,689

Total liabilities	547,313

Net Assets	$2,058,399,042

Net Assets Consist of
Investors’ capital	$2,058,399,042

Statement of Operations

Year Ended March 31, 2017

Investment Income
Interest — unaffiliated	$8,949,749

Expenses
Investment advisory	3,654,061
Accounting services	153,148
Directors	72,516
Custodian	64,863
Professional	53,801
Printing	3,748
Miscellaneous	10,967

Total expenses	4,013,104
Less fees paid indirectly	(159)

Total expenses after fees paid indirectly	4,012,945

Net investment income	4,936,804

Realized Gain
Net realized gain from investments	137,272

Net Increase in Net Assets Resulting from Operations	$5,074,076

See Notes to Financial Statements.

20	BBIF TREASURY FUND	MARCH 31, 2017

Statements of Changes in Net Assets	Master Treasury LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$4,936,804	$1,058,569
Net realized gain	137,272	128,221

Net increase in net assets resulting from operations	5,074,076	1,186,790

Capital Transactions
Proceeds from contributions	10,245,251,016	8,659,889,310
Value of withdrawals	(10,255,471,148)	(8,556,078,127)

Net increase (decrease) in net assets derived from capital transactions	(10,220,132)	103,811,183

Net Assets
Total increase (decrease) in net assets	(5,146,056)	104,997,973
Beginning of year	2,063,545,098	1,958,547,125

End of year	$2,058,399,042	$2,063,545,098

Financial Highlights

	Year Ended March 31,
	2017	2016	2015	2014	2013

Total Return
Total return	0.23%	0.06%	0.02%	0.03%	0.03%

Ratios to Average Net Assets
Total expenses	0.18%	0.19%	0.19%	0.18%	0.18%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.18%	0.07%	0.02%	0.04%	0.07%

Net investment income	0.22%	0.05%	0.02%	0.03%	0.03%

Supplemental Data
Net assets, end of year (000)	$2,058,399	$2,063,545	$1,958,547	$1,874,505	$2,488,310

See Notes to Financial Statements.

BBIF TREASURY FUND	MARCH 31, 2017	21

Notes to Financial Statements	Master Treasury LLC

1. Organization:

Master Treasury LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master LLC operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master LLC is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master LLC’s weekly liquid assets.

The Master LLC, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Master LLC had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Master LLC no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master LLC seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

22	BBIF TREASURY FUND	MARCH 31, 2017

Notes to Financial Statements (concluded)	Master Treasury LLC

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee, which is determined by calculating a percentage of the Master LLC’s average daily net assets, based on the following annual rates:

Average Daily Net Assets:	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of investment advisory fees and/or reimburse operating expenses to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2017, the Master LLC reimbursed the Manager $25,369 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Directors: Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

5. Income Tax Information:

The Master LLC is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no U.S. federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2017. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

6. Principal Risks:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers of securities owned by the Master LLC. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BBIF TREASURY FUND	MARCH 31, 2017	23

Report of Independent Registered Public Accounting Firm	Master Treasury LLC

To the Investors and Boards of Directors of Master Treasury LLC:

We have audited the accompanying statement of assets and liabilities of Master Treasury LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Master Treasury LLC as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 23, 2017

24	BBIF TREASURY FUND	MARCH 31, 2017

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Rodney D. Johnson 1941	Chair of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 145 Portfolios	None
Susan J. Carter 1956	Director	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016; Trustee, Financial Accounting Foundation since 2017.	26 RICs consisting of 145 Portfolios	None
Collette Chilton 1958	Director	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 145 Portfolios	None
Neil A. Cotty 1954	Director	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 145 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 145 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 145 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 145 Portfolios	None
Mark Stalnecker 1951	Director	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 145 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 145 Portfolios	None
Claire A. Walton 1957	Director	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 145 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 145 Portfolios	None

BBIF TREASURY FUND	MARCH 31, 2017	25

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Barbara G. Novick 1960	Director	Since 2015	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	101 RICs consisting of 220 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	129 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

26	BBIF TREASURY FUND	MARCH 31, 2017

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund/ Master LLC	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 626-1960.

Effective December 31, 2016, David O. Beim and Dr. Matina S. Horner retired as Directors of the Fund/Master LLC.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Transfer Agent Financial Data Services, LLC Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

		Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

BBIF TREASURY FUND	MARCH 31, 2017	27

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

28	BBIF TREASURY FUND	MARCH 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BBIF TREASURY FUND	MARCH 31, 2017	29

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFTR-3/17-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. Each registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Treasury Fund	$8,160	$7,510	$2,000	$0	$9,792	$9,792	$0	$0
Master Treasury LLC	$26,826	$26,176	$0	$0	$13,260	$13,260	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Funds’ principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Treasury Fund	$11,792	$9,792
Master Treasury LLC	$13,260	$13,260

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and subscription to the Deloitte Accounting Research Tool were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Treasury Fund and Master Treasury LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Treasury Fund and Master Treasury LLC

Date: June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Treasury Fund and Master Treasury LLC

Date: June 2, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Treasury Fund and Master Treasury LLC

Date: June 2, 2017

5